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                                                                   EX-99.B(h)(4)

                             WELLS FARGO FUNDS TRUST
                           SHAREHOLDER SERVICING PLAN

                                   APPENDIX A

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                                                                       Maximum
                                                                     Shareholder
Funds Trust                                                           Servicing
Funds and Share Classes                                                  Fee
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1.   Asset Allocation Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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2.   California Limited Term Tax-Free Fund
        Class A                                                          0.25
        Class C                                                          0.25
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3.   California Tax-Free Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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4.   California Tax-Free Money Market Fund
        Class A                                                          0.25
        Service Class                                                    0.25
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5.   Cash Investment Money Market Fund
        Administrator Class                                              0.10
        Service Class                                                    0.25
--------------------------------------------------------------------------------
6.   Colorado Tax-Free Fund
        Class A                                                          0.25
        Class B                                                          0.25
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7.   C&B Large Cap Value Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
        Class D                                                          0.25
        Institutional Class                                              0.10
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8.   C&B Mid Cap Value Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
        Class D                                                          0.25
        Institutional Class                                              0.10
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9.   C&B Tax-Managed Value Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
        Class D                                                          0.25
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10.  Diversified Equity Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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                                                                       Maximum
                                                                     Shareholder
Funds Trust                                                           Servicing
Funds and Share Classes                                                  Fee
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11.  Equity Income Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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12.  Equity Index Fund
        Class A                                                          0.25
        Class B                                                          0.25
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13.  Government Money Market Fund
        Administrator Class                                              0.10
        Class A                                                          0.25
        Service Class                                                    0.25
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14.  Growth Balanced Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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15.  Growth Equity Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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16.  Growth Fund
        Class A                                                          0.25
        Class B                                                          0.25
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17.  High Yield Bond Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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18.  Income Fund
        Class A                                                          0.25
        Class B                                                          0.25
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19.  Income Plus Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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20.  Index Allocation Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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21.  Inflation-Protected Bond Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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22.  Intermediate Government Income Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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23.  International Equity Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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                                                                       Maximum
                                                                     Shareholder
Funds Trust                                                           Servicing
Funds and Share Classes                                                  Fee
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24.  Large Cap Appreciation Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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25.  Large Cap Value Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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26.  Large Company Growth Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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27.  Limited Term Government Income Fund
        Class A                                                          0.25
        Class B                                                          0.25
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28.  Liquidity Reserve Money Market Fund
        Investor Class                                                   0.25
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29.  Minnesota Money Market Fund
        Class A                                                          0.25
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30.  Minnesota Tax-Free Fund
        Class A                                                          0.25
        Class B                                                          0.25
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31.  Moderate Balanced Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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32.  Money Market Fund
        Class A                                                          0.25
        Class B                                                          0.25
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33.  Montgomery Emerging Markets Focus Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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34.  Montgomery Mid Cap Growth Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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35.  Montgomery Short Duration Government Bond Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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36.  Montgomery Small Cap Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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37.  Montgomery Total Return Bond Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
        Institutional Class                                              0.15
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                                                                       Maximum
                                                                     Shareholder
Funds Trust                                                           Servicing
Funds and Share Classes                                                  Fee
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38.  National Limited Term Tax-Free Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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39.  National Tax-Free Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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40.  National Tax-Free Money Market Fund
        Class A                                                          0.25
        Service Class                                                    0.25
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41.  Outlook Today Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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42.  Outlook 2010 Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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43.  Outlook 2020 Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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44.  Outlook 2030 Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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45.  Outlook 2040 Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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46.  Overland Express Sweep Fund                                         0.25
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47.  Overseas Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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48.  Prime Investment Money Market Fund
        Service Class                                                    0.25
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49.  SIFE Specialized Financial Services Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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50.  Small Cap Growth Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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51.  Small Company Growth Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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                                                                       Maximum
                                                                     Shareholder
Funds Trust                                                           Servicing
Funds and Share Classes                                                  Fee
--------------------------------------------------------------------------------
52.  Small Company Value Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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53.  Specialized Health Sciences Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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54.  Specialized Technology Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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55.  Stable Income Fund
        Class A                                                          0.25
        Class B                                                          0.25
        Class C                                                          0.25
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56.  Treasury Plus Money Market Fund
        Class A                                                          0.25
        Service Class                                                    0.25
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57.  100% Treasury Money Market Fund
        Class A                                                          0.25
        Service Class                                                    0.25
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58.  WealthBuilder Equity Portfolio                                      0.25
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59.  WealthBuilder Growth Balanced Portfolio                             0.25
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60.  WealthBuilder Moderate Balanced Portfolio                           0.25
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61.  WealthBuilder Tactical Equity Portfolio                             0.25
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Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

Most Recent annual agreement approval by the Board of Trustees: May 18, 2004 Appendix A amended: May 18, 2004